SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                 March 9, 1999





                        MERCANTILE BANKSHARES CORPORATION
             (Exact name of registrant as specified in its charter)

     Maryland                      0-5127                 52-0898572
     ----------                    ------                 -----------
     (State or other               (Commission            (IRS Employer
      jurisdiction of              File Number)           Identification No.)
     incorporation)

     Two Hopkins Plaza, P.O. Box 1477, Baltimore, MD  21203
     ------------------------------------------------------
     (Address of principal executive office)    (Zip Code)

     Registrant's telephone number, including area code, (410) 237-5900





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Item 5.  Other Events.

     James A. Block and B. Larry Jenkins will not stand for reelection as directors of the Registrant at the annual meeting of stockholders to be held on April 28, 1999. Accordingly, the Bylaws were amended by the Board of Directors on March 9, 1999 to reduce the number of directors to be elected at the annual meeting from 17 to 15.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                           MERCANTILE BANKSHARES CORPORATION
                                                     (Registrant)





Date:  March 10, 1999                      By:  /s/____________________________
                                                   H. Furlong Baldwin, Chairman,
                                                   President and Chief
                                                   Executive Officer